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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 23, 1997


                           Synthetic Industries, Inc.
            -------------------------------------------------------
             (Exact name of registrant as specified in its charter)

       Georgia                        33-11479                 58-1049400
------------------------      ------------------------     -------------------
(State of Incorporation)      (Commission File Number)        (IRS Employer
                                                           Identification No.)

           309 LaFayette Road
           Chickamauga, Georgia                                  30707
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(Address of principal executive offices)                       (Zip Code)



       Registrant's telephone number, including area code: (706) 375-3121



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         (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS.

        On October 23, 1997, the Delaware Court of Chancery preliminarily enjoined the implementation of the proposed Agreement and Plan of Withdrawal and Dissolution of Synthetic Industries, L.P., the majority stockholder of the Registrant, pursuant to which shares of the Registrant's common stock, par value $1.00 per share, would be offered for sale to the public in an underwritten secondary offering. In connection with the Court's decision, the Registrant filed a press release on October 24, 1997, a copy of which is attached as
Exhibit 99.1.





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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


        (c)     Exhibits

                99.1 Text of Press Release of Synthetic Industries, Inc., dated October 24, 1997.







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                                   SIGNATURES

        Pursuant to the requirements of the Security Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  October 27, 1997                 SYNTHETIC INDUSTRIES, INC.


                                                By:  /s/ Joseph Sinicropi
                                                   --------------------------
                                                    Joseph Sinicropi
                                                    Chief Financial Officer,
                                                     Secretary




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                                 EXHIBIT INDEX

Exhibit                                                     Sequentially
  No.                      Exhibit                          Numbered Page
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
99.1            Text of Press Release of Synthetic
                Industries, Inc., dated October 24, 1997.